Exhibit 10.15

   Settlement Agreement Between the Company and Forest City 38 Sidney Street,
      Inc.; Forest City Management, Inc.; And Forest City Enterprises, Inc.

                              SETTLEMENT AGREEMENT

      This Settlement Agreement (the "Agreement") is entered into this 14th day of November, 1997, by and among T Cell Sciences, Inc., and T Cell Diagnostics, Inc., both of which are Delaware corporations with a principal place of business at 119 Fourth Avenue, Needham, Massachusetts (jointly "T Cell"), and Forest City 38 Sidney Street, Inc.; Forest City Commercial Management, Inc. (successor in interest to "Forest City Management, Inc."); and Forest City Enterprises, Inc., all of which are Ohio corporations with a principal place of business at 1100 Terminal Tower, Cleveland, Ohio (jointly "Forest City").

      WHEREAS, T Cell Sciences, Inc. formerly leased and occupied certain space located at 38 Sidney Street, Cambridge, Massachusetts ("38 Sidney Street"), from Forest City 38 Sidney Street, Inc., pursuant to a lease dated August 1, 1987;

      WHEREAS, in connection with that lease, T Cell, Forest City, and Pittsburgh National Bank, now PNC Bank, N.A. ("PNC"), entered into a Tri-Party Agreement, dated June 30, 1988, pursuant to which T Cell assumed certain obligations to PNC;

      WHEREAS, T Cell and Forest City disagreed as to their respective rights and obligations, under the lease and otherwise, in light of the alleged indoor air quality problems at 38 Sidney Street and T Cell's decision to vacate the premises and cease paying rent;

      WHEREAS, T Cell brought a civil action against Forest City, styled T Cell Sciences, Inc., et al. v. Forest City 38 Sidney Street, Inc., et al., Civil Action No. 94-6770 (Middlesex County Superior Court) (the "Forest City Action"), in order to resolve the parties' dispute;

      WHEREAS, Forest City asserted counterclaims against T Cell in the Forest City Action;

      WHEREAS, T Cell and Forest City each denied any liability to the other in the Forest City Action;

      WHEREAS, the Court in the Forest City Action conducted a bench trial on certain bifurcated issues and, on August 22, 1997, entered an interlocutory decision adverse to T Cell's position in that case;

      WHEREAS, following T Cell's discontinuation of rent payments to Forest City, T Cell and PNC disagreed as to their respective rights and obligations under the Tri-Party Agreement;

      WHEREAS, PNC brought a civil action against T Cell, styled PNC Bank, N.A.
v. T Cell Sciences, Inc., Civil Action No. 95-1499 (Norfolk County Superior Court) (the "PNC Action"), in order to resolve the dispute arising under the Tri-Party Agreement;

      WHEREAS, in the PNC Action, T Cell denied any liability to PNC and asserted third-party claims against Forest City;

      WHEREAS, Forest City asserted third-party counterclaims against T Cell in the PNC Action;

      WHEREAS, T Cell and Forest City each denied any liability to the other in the PNC Action;

      WHEREAS, in order to avoid the expense, uncertainty and risks of further litigation, and without any admission of liability, T Cell and Forest City mutually desire to resolve by settlement all of the claims and counterclaims asserted in the Forest City Action and the PNC Action;

      WHEREAS, Forest City and PNC have entered into a separate agreement which has enabled Forest City to obtain PNC's cooperation in resolving the PNC Action as part of this Agreement;

      NOW THEREFORE, in consideration of the promises, mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, T Cell and Forest City do hereby agree and promise as follows:

      1. Cash Payments. T Cell shall pay to Forest City a total of $2,3589,755 in cash, in three payments, each to be made by wire transfer to a designated account in the name of "Forest City Rental Properties" with Huntington Bank in Columbus, Ohio (or as otherwise mutually agreed in writing), as follows:

      (a) the first payment, in the amount of $858,755, is to be made no later than Monday, November 17, 1997;

      (b) the second payment, in the amount of $750,000, is to be made no later than Monday, November 16, 1998; and

      (c) the third and final payment, in the amount of $750,000, is to be made no later than Monday, November 15, 1999.

      2. Security. To secure the payments described in paragraphs 1(b) and 1(c) above, the parties agree as follows:

      (a) by November 17, 1997, T Cell shall sign and deliver to Forest City two secured promissory notes, the forms of which are attached hereto as Exhibits "A" and "B";

      (b) also by November 17, 1997, T Cell Sciences, Inc. shall secure the payment due on November 16, 1998 by executing a "Control Agreement" in the form attached hereto as Exhibit "C," and providing cash collateral in a form reasonably acceptable to Forest City and maintained in the account known as the "T Cell Sciences, Inc. Pledged Collateral Account" with assets having a cash value of $750,000 as of November 17, 1997; provided, however, that Forest City promises not to exercise any rights it may have as Assignee under the Control Agreement to direct any withdrawal or transfer, or issue any instruction or entitlement order, with respect to any of the assets maintained in the T Cell Sciences, Inc. Pledged Collateral Account described in that Control Agreement, prior to November 16, 1998, except with the prior written consent of T Cell Sciences, Inc.;

      (c) also by November 17, 1997, T Cell shall secure the payment due on November 15, 1999 by issuing 132,500 unregistered shares of T Cell Sciences, Inc. common stock to Forest City 38 Sidney Street, Inc. and delivering to Forest City 38 Sidney Street, Inc. two restricted stock certificates, each in the amount of 66,250 shares, to reflect the same; provided, however, that Forest City 38 Sidney
            Street may not transfer such shares or certificates to any other party until after May 15, 1998, but shall instead hold the two stock certificates in escrow, in its own name, and further dispose of them as follows:

            (i) if, on or before December 31, 1997, T Cell provides cash collateral in a form reasonably acceptable to Forest City in the amount of $750,000 and designates that money as payable only to Forest City to satisfy the November 15, 1999 payment obligation described in paragraph 1(b) above (or, in the alternative, provides other collateral which Forest City deems acceptable), then Forest City 38 Sidney Street, Inc. shall immediately return to T Cell Sciences, Inc. the two stock certificates reflecting all of the 132,500 shares of stock described above, free and clear of all liens and encumbrances, together with an assignment of such stock to T Cell Sciences, Inc., executed on behalf of Forest City 38 Sidney Street, Inc. The payment due to Forest City on November 15, 1999 shall thereby be deemed fully collateralized, and no further collateral or security shall be provided by T Cell;

            (ii) if, after December 31, 1997 but on or before May 15, 1998, provides cash collateral in a form reasonably acceptable to Forest City in the amount of $750,000 and designates that money as payable only to Forest City to satisfy the November 15, 1999 payment obligation described in paragraph 1(b) above (or, in the alternative, provides other collateral which Forest

                  City deems acceptable), then Forest City 38 Sidney Street, Inc. shall immediately return to T Cell Sciences, Inc. one stock certificate reflecting half, or 66,250, of the shares of stock described above, free and clear of all liens and encumbrances, together with an assignment of such stock to T Cell Sciences, Inc., executed on behalf of Forest City 38 Sidney Street, Inc., and retain for itself, or otherwise dispose of in any manner it chooses, subject to applicable law and any other restrictions contained in this Agreement, the remaining stock certificate reflecting the balance of 66,250 shares. The payment due to Forest City on November 15, 1999 shall thereby be deemed fully collateralized, and no further collateral or security shall be provided by T Cell;

            (iii) if, by May 15, 1998, T Cell fails to provide cash collateral in a form reasonably acceptable to Forest City in the amount of $750,000 and designate that money as payable only to Forest City to satisfy the November 15, 1999 payment obligation described in paragraph 1(b) above (or, in the alternative, provide other collateral which Forest City deems acceptable), then Forest City 38 Sidney Street, Inc. shall retain for itself, or otherwise dispose of in any manner it chooses, subject to applicable law and any other restrictions contained in this

                  Agreement, the two stock certificates reflecting all of the 132,500 shares of stock described above; and

            (iv) provided further, that in the event that any stock certificate to be returned to T Cell Sciences, Inc. as set forth in this paragraph is not immediately returned by Forest City 38 Sidney Street, Inc. when due, with the appropriate assignment, then T Cell Sciences, Inc. shall be entitled to cancel the original issuance of stock reflected by that certificate and void the certificate, as of the date when such certificate was due to be returned, and Forest City will pay to T Cell upon demand all reasonable legal and other costs and expenses of every kind, including reasonable attorneys' fees and disbursements, relating to the enforcement of Forest City 38 Sidney Street, Inc.'s obligation to return any stock certificate and deliver the appropriate assignment to T Cell Sciences, Inc.

      3. Release of Escrow Amounts from Letter of Credit and Equipment. By November 17, 1997, T Cell shall execute and deliver to counsel for Forest City a "First Authorization for Escrow Agent to Release Certain Funds," in the form attached hereto as Exhibit "D," and a "Second Authorization to Escrow Agent to Release Certain Funds," in the form attached hereto as Exhibit "E," in order to release to Forest City all escrow amounts held by Massery, Gillis & Guiney which, as of November 10, 1997, totaled $141,245, as follows:

     (a) principal and interest of $104,180, from the proceeds of a letter of credit for $93,000; and

     (b) principal and interest of $37,065, from the rental of $300,000 worth of T Cell equipment in use at 38 Sidney Street.

      4. Transfer of Equipment. T Cell shall transfer the title and ownership of its equipment located at 38 Sidney Street, Cambridge, Massachusetts, to Forest City 38 Sidney Street, Inc., by November 17, 1997, by executing and delivering to Forest City a bill of sale in the form attached hereto as Exhibit "F."

      5. Stock Issuance. By November 17, 1997, T Cell shall issue to Forest City 38 Sidney Street, Inc. 1,367,500 unregistered shares of T Cell Sciences, Inc. common stock, and deliver to Forest City 38 Sidney Street, Inc. a restricted stock certificate reflecting the same. T Cell warrants and represents that the unregistered shares of T Cell Sciences, Inc. common stock to be delivered pursuant to this paragraph and paragraph 2(c) of this Agreement are duly and validly issued shares, and that the issuance and delivery of those shares to Forest City does not constitute an event of default under the articles or by-laws of T Cell Sciences, Inc., or under any loan or other agreement to which T Cell Sciences, Inc. is a party. T Cell further warrants and represents that upon delivery of these shares, Forest City shall have good and marketable title to those shares, subject only to the matters provided for in this Agreement.

      6. Stock Registration. T Cell shall provide to Forest City 38 Sidney Street, Inc., or its designee, the right to include up to 1.5 million shares of T Cell Sciences, Inc. common stock in a registration by T Cell, only as follows:

      (a) Forest City 38 Sidney Street, Inc., or its designee, shall have a "piggyback" registration right, pursuant to which Forest City shall be entitled to include up to 1.5 million shares in a registration by T Cell in connection with any public offering of common stock that T Cell may make between November 17, 1997 and September 30, 1998. Provided, however, as follows:

            (i) this piggyback registration right is subject to the discretionary approval of the underwriter of any such public offering, and the underwriter's discretion shall not be subject to challenge; and

            (ii) if, but only if, a piggyback registration takes place after May 15, 1998, it may, at the option of Forest City 38 Sidney Street, Inc., or its designee, include any or all of the 132,500 shares of common stock issued as security for the payment due on November 15, 1999 in accordance with paragraph 2(c) above, to the extent those shares are then still held by Forest City in accordance with paragraph 2(c); and

      (b) without regard to the timing of any public offering or the ability to "piggyback" on any public offering, at the request of Forest City 38 Sidney Street, Inc., or its designee, T Cell shall register up to
            1.5 million shares of T Cell Sciences, Inc. common stock, on a registration statement on Form S-3, to become effective, subject to the necessary governmental approvals, as of September 30, 1998. T Cell shall register those shares and bear the costs associated with such registration. Provided, however, that upon such registration:

            (i) Forest City 38 Sidney Street, Inc., or its designee, shall sell no more than 375,000 shares of T Cell Sciences, Inc. stock per month, until it has disposed of a total of 1.5 million shares; and

            (ii) Forest City 38 Sidney Street, Inc., or its designee, agrees, if requested by T Cell's underwriters or financial advisors in an offering of T Cell securities pursuant to a registration statement filed with the Securities and Exchange Commission, not to effect any public sale or distribution of any shares of T Cell common stock during the fifteen (15) day period prior to, and during the ninety (90) day period beginning on, the date of such public offering, but in no event shall Forest City 38 Sidney Street, Inc., or its designee be required to enter into any such agreement unless all directors, officers and 5% shareholders of T Cell shall have entered into similar agreements.

      7. Approval by PNC. Forest City represents that it has obtained the assent of PNC to the terms of this agreement. Forest City further represents that it can and shall obtain a release and stipulation of dismissal executed by PNC as set forth in paragraphs 10 and 11 below, and in the forms attached hereto as Exhibits "G" and "I."

      8. Release by T Cell. T Cell hereby irrevocably releases and forever discharges Forest City, its subsidiaries, affiliates, predecessors and successors, and its respective past, present and future officers, directors, stockholders, employees, agents, attorneys, representatives, successors and assigns, from any and all claims, actions, causes of action, contracts, demands, debts or obligations of any kind for damages, costs, expenses, fees, payments or any other kind of liability, whether known or unknown, which T Cell has ever had or may now have against Forest City, including but not limited to any claims which arise out of T Cell's lease of space at 38 Sidney Street, Cambridge, Massachusetts, and/or the so-called "Tri-Party Agreement," dated June 30, 1988, between and among T Cell, Forest City, and PNC, and including but not limited to all claims that were or could have been asserted in the Forest City Action or the PNC Action.

      9. Release by Forest City. Forest City hereby irrevocably releases and forever discharges T Cell, its subsidiaries, affiliates, predecessors and successors, and its respective past, present and future officers, directors, stockholders, employees, agents, attorneys, representatives, successors and assigns, from any and all claims, actions, causes of action, contracts, demands, debts or obligations of any kind for damages, costs, expenses, fees, payments or any other kind of liability, whether known or unknown, which Forest City has ever had or may now have against T Cell, including but not limited to any claims which arise out of T Cell's lease of space at 38 Sidney Street, Cambridge, Massachusetts, and/or the so-called "Tri-Party Agreement," dated June 30, 1988, between and among T Cell, Forest City, and PNC, and including but not limited to all claims that were or could have been asserted in the Forest City Action or the PNC Action.

      10. Release by PNC. By November 17, 1997, Forest City shall have obtained from PNC an executed original release in the form attached hereto as Exhibit "G," and delivered said release to T Cell's counsel, Lisa C. Goodheart, at Hill &

Barlow, A Professional Corporation, One International Place, 100 Oliver Street, Boston, Massachusetts, 02110-2607.

      11. Stipulations of Dismissal. By November 17, 1997, T Cell and Forest City, by their respective counsel, shall execute stipulations of dismissal of the Forest City Action and the PNC Action in the forms attached hereto as Exhibits "H" and "I." Also by November 17, 1997, Forest City shall have obtained the signature of counsel for PNC on the stipulation of dismissal of the PNC Action, in the form attached hereto as Exhibit "I." Forest City shall promptly deliver both stipulations, executed on behalf of Forest City and PNC as required, to counsel for T Cell, Lisa C. Goodheart. T Cell, through its counsel, shall arrange for Federal Insurance Company, an intervenor in the Forest City Action, also to execute the stipulation of dismissal of that case. T Cell, through its counsel, shall arrange to file the fully-executed stipulations of dismissal of the Forest City Action and the PNC Action with the Superior Court for Middlesex and Norfolk Counties, respectively.

      12. Public Disclosures. The parties understand that appropriate arrangements must be made with respect to the public disclosure of this settlement, as required by law, and all parties agree to cooperate with respect to the substance and timing of those arrangements. As part of such cooperation, each party shall give each other party a reasonable opportunity to review and comment on, but not to veto or prohibit, the terms of its public disclosures about this settlement, before those disclosures are made.

      13. No Admission of Liability. None of the parties to this Agreement admits any liability or responsibility with respect to any of the claims asserted by or between any of them, and this Agreement shall not be construed as an admission of liability on the part of any of the parties hereto.

      14. Choice of Law. This Agreement and the legal relations between and among the parties hereto shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflicts of law rules.

      15. Authorization of Signatories. Each person executing this Settlement Agreement represents that he or she is duly authorized to do so by the party on whose behalf he or she has signed.

      16. Complete Agreement. This Agreement constitutes the entire agreement and understanding between and among T Cell and Forest City with respect to the matters referenced herein. No representation, promise, understanding or agreement of any kind whatsoever regarding the matters referenced herein that is not set forth in this Agreement shall be valid, binding or enforceable. All prior negotiations of T Cell and Forest City or their agents are merged into this Agreement. This Agreement supersedes all prior agreements, promises, covenants, arrangements, representations or warranties, whether oral or written, between T Cell and Forest City, relating to any matter, whether addressed herein or otherwise, including but not limited to the "Stipulation Concerning Damages, Agreement to Transfer Ownership Rights and Escrow Agreement" dated October 20, 1995, and the "Escrow Agreement" dated May of 1995, between and among T Cell, Forest City and others.

      17. Advice of Counsel and Payment of Legal Fees. T Cell and Forest City hereby represent that they have each had the opportunity to obtain advice of counsel of their own choosing in the negotiation and preparation of this Agreement; that their undersigned representatives have read this Agreement and had it fully explained to them by their counsel; and that they are fully aware of its contents and legal effect. T Cell and Forest City further represent and agree that each of them is and shall be responsible for payment of its own legal fees and costs incurred in the negotiation for and preparation of this Agreement.

      18. Modifications in Writing. No supplement, modification, change or waiver of this Agreement of any provision thereof shall be binding unless executed in writing by the parties to be bound thereby.

      19. Execution in Counterparts. For the convenience of the parties hereto, this Agreement may be executed in two counterparts. Each such counterpart shall be deemed to be an original instrument, and both counterparts shall together constitute the same agreement.

      IN WITNESS WHEREOF, T Cell and Forest City have each executed this Agreement under seal, by their duly authorized representatives.

T CELL SCIENCES, INC.


      By:         /s/ Una S. Ryan
                  ----------------------------
                  Una S. Ryan, President

      Witness:    /s/ Selma L. Carlson
                  ----------------------------

T CELL DIAGNOSTICS, INC.


      By:         /s/ Una S. Ryan
                  ---------------------------
                  Una S. Ryan, Director

      Witness:    /s/ Selma L. Carlson
                  ---------------------------

FOREST CITY 38 SIDNEY STREET, INC.


      By:         /s/ James A. Ratner
                  ---------------------------
                  Name

                  President
                  ---------------------------
                  Title

      Witness:    /s/ Donna Anderson
                  ---------------------------

FOREST CITY COMMERCIAL MANAGEMENT, INC.


      By:         /s/ David J. LaRue
                  --------------------------
                  Name

                  Secretary
                  --------------------------
                  Title

      Witness:    /s/ Donna Anderson
                  --------------------------

FOREST CITY ENTERPRISES, INC.

      By:         /s/ James A. Ratner
                  --------------------------
                  Name

                  Executive Vice President
                  --------------------------
                  Title

      Witness:    /s/ Donna Anderson
                  --------------------------

                               LIST OF ATTACHMENTS

      Exhibit A         Form of Secured Promissory Note Due November 16, 1998.

      Exhibit B         Form of Secured Promissory Note Due November 15, 1999.

      Exhibit C         Form of Control Agreement.

      Exhibit D         First Authorization for Escrow Agent to Release Certain
                        Funds.

      Exhibit E         Second Authorization for Escrow Agent to Release
                        Certain Funds.

      Exhibit F         Bill of Sale for T Cell Equipment.

      Exhibit G         Release from PNC Bank, N.A.

      Exhibit H        Stipulation of Dismissal of the Forest City Action.

      Exhibit I         Stipulation of Dismissal of the PNC Action.

                             SECURED PROMISSORY NOTE
                              DUE NOVEMBER 16, 1998

$750,000                                                November 17, 1997

      FOR VALUE RECEIVED, the undersigned, T Cell Sciences, Inc., a Delaware corporation having a principal place of business at 119 Fourth Avenue, Needham, Massachusetts, 02194-2725 ("T Cell Sciences"), and T Cell Diagnostics, Inc., a Delaware corporation having a principal place of business at 119 Fourth Avenue, Needham, Massachusetts, 02194-2725 ("T Cell Diagnostics") (T Cell Sciences and T Cell Diagnostics being collectively referred to herein as the "Makers"), hereby jointly and severally promise to pay to the order of Forest City 38 Sidney Street, Inc., an Ohio corporation having a principal place of business at 1100 Terminal Tower, Cleveland, Ohio, 44113 (together with its assigns, the "Holder"), the principal amount of Seven Hundred Fifty Thousand Dollars, in lawful money of the United States of America, on or before November 16, 1998. Principal shall be payable at maturity. This Note shall not bear interest, except as hereinafter provided.

      All payments due under this Note shall be made to the Holder at the address shown above or at such other place as the Holder may designate from time to time in writing at least ten (10) days before any such payment is due.

      The principal of this Note may be prepaid in whole or in part at any time or from time to time at the option of the Makers, without premium or penalty. Any such prepayment shall be applied to the payment due at maturity, and no such prepayment will affect the Makers' obligation to make any subsequent required payment or prepayment until this Note shall have been paid in full.

      This Note is secured by and entitled to the benefits of Paragraph 2(b) of a Settlement Agreement dated November 14, 1997 (the "Settlement Agreement") by and among the Makers, the Payee, Forest City Management, Inc. and Forest City Enterprises, Inc., which provides certain security, among other things, for the indebtedness of the Makers under this Note.

      If Makers shall fail to make any payment on this Note when due and payable, or if the Makers shall fail to comply with or perform any other of the terms of this Note or Paragraph 2(b) of the Settlement Agreement within fourteen
(14) days of receipt by the Makers of written notice from the Holder of such failure to comply, or if either of Makers shall become unable to meet their obligations as they become due, or shall begin or be the subject of any bankruptcy or other proceedings for the relief of debtors, or any substantial part of the property of either of the Makers shall be taken on attachment or by foreclosure, then, in any such case, the Holder may at its option declare this Note, including the entire unpaid principal amount then outstanding, to become due and payable immediately. From and after the date on which the Note becomes due and payable, such unpaid principal amount shall bear interest at the prime rate as of November 17, 1997, or __%, per annum.

      The parties hereto, including the Makers and all endorsers and guarantors of this Note, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

      The failure of any party to insist, on any one or more occasions, upon performance of any of the terms or conditions of this Note, shall not be construed as a waiver or relinquishment of any rights granted hereunder or the future performance of any such term, covenant or condition.

      The Makers will pay to the Holder upon demand all reasonable legal and other costs and expenses of every kind, including reasonable attorneys' fees and disbursements, relating to the collection and/or enforcement of this Note, but only in the event of any default under this Note by the Makers.

      Any notice given hereunder shall be in writing and shall be deemed effective when actually received in hand or by telecopy or other electronic transmission or when sent by certified or registered mail, return receipt requested, addressed to the Makers at the address set forth above, or such other address of which notice has been provided hereunder.

      This Note may not be amended except in writing signed by the party against whom such amendment is sought to be enforced. This Note shall be interpreted under and governed by the laws of The Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the undersigned have duly executed this Note as an instrument under seal as of the day and year first above written.

                                          T CELL SCIENCES, INC.


                                          By:
                                                -----------------------------
                                                Una S. Ryan
                                                President

                                          T CELL DIAGNOSTICS, INC.


                                          By:
                                                -----------------------------
                                                Una S. Ryan
                                                Director

                             SECURED PROMISSORY NOTE
                              DUE NOVEMBER 15, 1999

$750,000                                                November 17, 1997

      FOR VALUE RECEIVED, the undersigned, T Cell Sciences, Inc., a Delaware corporation having a principal place of business at 119 Fourth Avenue, Needham, Massachusetts, 02194-2725 ("T Cell Sciences"), and T Cell Diagnostics, Inc., a Delaware corporation having a principal place of business at 119 Fourth Avenue, Needham, Massachusetts, 02194-2725 ("T Cell Diagnostics") (T Cell Sciences and T Cell Diagnostics being collectively referred to herein as the "Makers"), hereby jointly and severally promise to pay to the order of Forest City 38 Sidney Street, Inc., an Ohio corporation having a principal place of business at 1100 Terminal Tower, Cleveland, Ohio, 44113 (together with its assigns, the "Holder"), the principal amount of Seven Hundred Fifty Thousand Dollars, in lawful money of the United States of America, on or before November 15, 1999. Principal shall be payable at maturity. This Note shall not bear interest, except as hereinafter provided.

      All payments due under this Note shall be made to the Holder at the address shown above or at such other place as the Holder may designate from time to time in writing at least ten (10) days before any such payment is due.

      The principal of this Note may be prepaid in whole or in part at any time or from time to time at the option of the Makers, without premium or penalty. Any such prepayment shall be applied to the payment due at maturity, and no such prepayment will affect the Makers' obligation to make any subsequent required payment or prepayment until this Note shall have been paid in full.

      This Note is secured by and entitled to the benefits of Paragraph 2(c) of a Settlement Agreement dated November 14_, 1997 (the "Settlement Agreement") by and among the Makers, the Payee, Forest City Management, Inc. and Forest City Enterprises, Inc., which provides certain security, among other things, for the indebtedness of the Makers under this Note.

      If Makers shall fail to make any payment on this Note when due and payable, or if the Makers shall fail to comply with or perform any other of the terms of this Note or Paragraph 2(c) of the Settlement Agreement within fourteen
(14) days of receipt by the Makers of written notice from the Holder of such failure to comply, or if either of Makers shall become unable to meet their obligations as they become due, or shall begin or be the subject of any bankruptcy or other proceedings for the relief of debtors, or any substantial part of the property of either of the Makers shall be taken on attachment or by foreclosure, then, in any such case, the Holder may at its option declare this Note, including the entire unpaid principal amount then outstanding, to become due and payable immediately. From and after the date on which the Note becomes due and payable, such unpaid principal amount shall bear interest at the prime rate as of November 17, 1997, or __%, per annum.

      The parties hereto, including the Makers and all endorsers and guarantors of this Note, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

      The failure of any party to insist, on any one or more occasions, upon performance of any of the terms or conditions of this Note, shall not be construed as a waiver or relinquishment of any rights granted hereunder or the future performance of any such term, covenant or condition.

      The Makers will pay to the Holder upon demand all reasonable legal and other costs and expenses of every kind, including reasonable attorneys' fees and disbursements, relating to the collection and/or enforcement of this Note, but only in the event of any default under this Note by the Makers.

      Any notice given hereunder shall be in writing and shall be deemed effective when actually received in hand or by telecopy or other electronic transmission or when sent by certified or registered mail, return receipt requested, addressed to the Makers at the address set forth above, or such other address of which notice has been provided hereunder.

      This Note may not be amended except in writing signed by the party against whom such amendment is sought to be enforced. This Note shall be interpreted under and governed by the laws of The Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the undersigned have duly executed this Note as an instrument under seal as of the day and year first above written.

                                          T CELL SCIENCES, INC.


                                          By:
                                                ----------------------------
                                                Una S. Ryan
                                                President

                                          T CELL DIAGNOSTICS, INC.


                                          By:
                                                ---------------------------
                                                Una S. Ryan
                                                Director

                                CONTROL AGREEMENT


Merrill Lynch Account Number:  _____________            Date:  NOVEMBER 17, 1997
                                                               -----------------

T CELL SCIENCES, INC. (hereinafter "Assignor"), FOREST CITY 38 SIDNEY STREET, INC. (hereinafter "Assignee") and Merrill Lynch, Pierce, Fenner & Smith Incorporated (hereinafter "Merrill Lynch") hereby agree as follows:

Assignor has granted a security interest in the Collateral Account (hereinafter defined) to Assignee, and in connection therewith, Assignor instructs Merrill Lynch to:

1) Establish a cash security account, which is to be known as the "T CELL SCIENCES, INC. Pledged Collateral Account for FOREST CITY 38 SIDNEY STREET, INC." (which account together with all of the securities (as such term is defined in revised (1994) Uniform Commercial Code - Investment Securities) and other financial assets and cash evidenced thereby and all Assignor's security entitlement (as such term is defined under revised (1994) Uniform Commercial Code - Investment Securities) associated therewith, together with any replacement thereof is herein called the "Collateral Account"; and

2)  place the assets listed in Exhibit A into the Collateral Account.

Assignor, Assignee and Merrill Lynch agree that the following terms and conditions of this Control Agreement ("Agreement") will govern the Collateral
Account:

1. Control

By the execution and delivery of this Agreement, Merrill Lynch (a) agrees that it will comply only with instructions and/or entitlement orders (as such term is defined under revised (1994) Uniform Commercial Code Investment Securities) in regard to or in connection with the Collateral Account, originated by an Authorized Officer of Assignees without further notice or consent of Assignor, and (b) acknowledges Assignee's security interest and lien in and to the Collateral Account.

The following paragraph must be initiated by both Assignee and Assignor if an Authorized Officer of Assignor will give trading instructions in the Collateral Account. (Disregard this paragraph if only Assignee will give trading instructions.)

______________Notwithstanding the above, Merrill Lynch shall take trading instructions with respect to the financial assets held in the Collateral Account at the direction of an Authorized Officer of Assignor.

All parties agree that (a) Merrill Lynch is a "Securities Intermediary" as such term is defined under revised (1994) Uniform Commercial Code - Investment Securities and, (b) all property held by

Merrill Lynch in the Collateral Account will be treated as, "financial assets" as such term is defined under revised (1994) Uniform Commercial Code - Investment Securities.

All instructions and entitlement orders given to Merrill Lynch in reference to the Collateral Account shall be in writing.

2. No Withdrawals

Except as provided herein, Merrill Lynch shall neither accept nor comply with any entitlement orders from Assignor directing it to withdraw any financial assets from the Collateral Account or to deliver any such financial assets to Assignor with respect to the Account without the specific prior written consent of Assignee.

The following paragraph must be initiated by all parties if interest and dividends generated with respect to the financial assets held in the Collateral Account are to be distributed out of the Collateral Account to Assignor without additional instruction. (Disregard this paragraph if interest and dividends are to remain in the account.)

_________________ Notwithstanding the above, Assignor or Assignor's designee is entitled to receive all income with respect to the financial assets held in the Collateral Account, including interest and dividends (but not stock splits, stock dividends, cash equity distributions, liquidating distributions or other non cash principal disbursements) (hereinafter "income"), and therefore, Assignor and Assignee hereby instruct Merrill Lynch to transfer all such income on a monthly basis to account number 64M07P26 in the name of T CELL SCIENCES, INC.

3. Priority of Lien

Merrill Lynch represents that: (a) the assets held in the Collateral Account will be held in the name of Merrill Lynch; (b) it will not agree to comply with any third party orders or instructions concerning the Collateral Account without the prior written consent of Assignee and Assignor; and (c) it will hold the Collateral Account and all assets therein as bailee of Assignee.

Assignor warrants and represents that he has not granted a security interest in the Collateral Account to any party other than Assignee.

Merrill Lynch subordinates its right to offset any security interest in and to the Collateral Account or any financial asset held in the Collateral Account in favor of Assignee, except for (i) payment owed to Merrill Lynch for open trade commitments for purchases of financial assets in and for the Collateral Account, and (ii) negotiable instruments (i.e., checks and drafts) received by Merrill Lynch as a holder in due course, the proceeds of which are deposited into the Collateral Account, but which negotiable instruments are later returned to Merrill Lynch as uncollectible.

4. Authorized Officers

For purposes of this Agreement, the term "Authorized Officer of Assignor" shall refer in the singular to either: UNA S. RYAN, PRESIDENT or NORMAN W. GORIN, CHIEF FINANCIAL OFFICER.

For purposes of this Agreement, the term "Authorized Officer of Assignee" shall refer in the singular to either: THOMAS G. SMITH, SECRETARY or JAMES A. RATNER, PRESIDENT.

In the event that the Assignor or Assignee shall find it advisable to designate a replacement of their Authorized Officer, written notice of any such replacement shall be given to Merrill Lynch.

5. Statements

So long as this agreement remains in effect, Assignee shall be entitled to receive duplicates of any and all notices and statements of account that Assignor of such Collateral Account is entitled to receive. Such statements shall be sent to the following address:

       FOREST CITY 38 SIGNEY STREET, INC.
       ATTENTION:  THOMAS G. SMITH
       1100 TERMINAL TOWER
       CLEVELAND, OHIO  44113

6. Limited Responsibility of Merrill Lynch

If an Authorized Officer of Assignor is permitted to effect transactions in the Collateral Account, Merrill Lynch shall have no responsibility or liability to Assignee for accepting and processing instructions relating to such transactions. Merrill Lynch shall have no responsibility or liability to Assignor for complying with entitlement orders concerning the Collateral Account originated by the Assignee. Merrill Lynch shall have no responsibility or liability to Assignee with respect to the value of the Collateral account or any asset held therein. Merrill Lynch shall have no duty to investigate or make any determination as to whether a default exists under any agreement between Assignee and Assignor. This Agreement does not create any obligation or duty of Merrill Lynch other than those expressly set forth herein.

7. Indemnification

Assignor hereby agrees to indemnify and hold harmless Merrill Lynch, its affiliates, officers and employees from and against any and all claims, causes of action, liabilities, lawsuits, demands and/or damages, including, without limitations, any and all court costs and reasonable attorney's fees, in any way related to or arising out of or in connection with the assignment, this Agreement, and/or the Collateral Account.

8. Choice of Law

The terms of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto and shall be construed in accordance with the laws of the State of New York without regard to its conflict of law principles. However, all issuance in any way concerning collateral, security interests or perfection arising out of this Agreement shall be governed by the laws of the COMMONWEALTH OF MASSACHUSETTS.

Assignor and Assignee represent and warrant to Merrill Lynch that this Agreement and its terms are in compliance with applicable law, including, without limitation, the federal securities credit laws.

9. Miscellaneous

Assignor acknowledges that this agreement supplements Assignor's existing agreement(s) with Merrill Lynch and in no way is this Agreement intended to abridge any rights that Merrill Lynch might otherwise have, except as provided by this Agreement.

Merrill Lynch may terminate this agreement on thirty (30) days notice to the Assignor and Assignee.

This Agreements represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any of the other provisions of this Agreement which shall remain effective.

IN WITNESS WHEREOF, Assignor, Assignee and Merrill Lynch have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

T CELL SCIENCES, INC.                       FOREST CITY 38 SIDNEY STREET, INC.

By:        Una S. Ryan                       By:        James A. Ratner
Title:     President                         Title:     President
Signature: /s/ Una S. Ryan                   Signature: /s/ James A. Ratner


Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:________________________________________               Date: ________________
          Resident Vice President


By:________________________________________               Date: ________________
         Division Administrative Manager

                                                                       EXHIBIT A

Assignor has placed the following assets into the T CELL SCIENCES, INC. Pledged Collateral Account for FOREST CITY 38 SIDNEY STREET, INC. Account Number:
_____________ (account number to be assigned when the account is established with Merrill Lynch).


      Quantity                                           Description
      --------                                           -----------
                                                Merrill Lynch Institutional Fund
---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------

---------------------                 ------------------------------------------



                 If additional pages are necessary please label:
                "Exhibit A for account number ________________."

                                                       CORPORATION AUTHORIZATION
                                                               FOR CASH ACCOUNTS


TO:    MERRILL LYNCH PIERCE FENNER & SMITH, INC.

     BE IT RESOLVED: That this corporation T CELL SCIENCES, INC. be, and it hereby is, authorized and empowered to open and maintain an account with MERRILL LYNCH PIERCE FENNER & SMITH, INC., and its successors, by merger, consolidation or otherwise, and assigns, hereinafter called the brokers, for the purchase and sale of stocks, bonds, options, securities, or physical commodities, on exchanges of which the brokers are members or otherwise, and that any of the officers hereinafter named be, and he hereby is, authorized to give written or verbal instructions by telephone or telegraph, or otherwise, to the brokers to buy or sell stocks, bonds, options, securities, or physical commodities, either for immediate or future delivery and, if he deems proper to secure payment therefor with property of this corporation; and he shall at all times have authority in every way to bind and obligate this corporation for the carrying out of any contract, arrangement or transaction which shall, for or on behalf of this corporation, be entered into or made with or through the brokers; and that the brokers are authorized to receive from this corporation, checks and drafts drawn upon the funds of this corporation by any officer or employee of this corporation, and to apply the same to the credit of this corporation or to its account with said brokers and the said brokers are authorized to receive from said officer(s) or from any other officer or employee of this corporation, stocks, bonds, options, securities, or physical commodities for the account of this corporation with said brokers; said brokers are further authorized to accept instructions from any officer herein named as to the delivery of stocks, bonds, options, securities, or physical commodities from the account of this corporation and at his direction to cause certificates of stocks, bonds, options, securities or physical commodities held is said account to be transfer to the name of any officer hereinafter named or of this corporation in the discretion of said officer; and delivery to any such officer of such stocks, bonds, options, securities, or physical commodities, issued as directed by him, shall be deemed delivery to this corporation; and any such officer shall have the fullest authority at all times with reference to any transaction deemed by him to be proper to make or enter into for or on behalf of this corporation with the brokers or others. All confirmations, notices and demands upon this corporation may be delivered by the brokers verbally or in writing, or by telegraph, or by telephone to any such officer and he is authorized to empower any person, or persons, that he deems proper, at any time, or at times, to do any and all things that he is hereinbefore authorized to do. That this resolution shall be and remain in full force and effect until written notice of the revocation hereof shall be delivered to the brokers. The officer(s) herein referred to are named as follows to-wit:

       UNA S. RYAN, PRESIDENT
       NORMAN W. GORIN, CHIEF FINANCIAL OFFICER

I, STUART M. CABLE, Secretary of T CELL SCIENCES, INC. hereby certify that the forgoing is a full, true and correct copy of a resolution duly and regularly passed and adopted by the unanimous vote of the Board of Directors of said company at a meeting hereof duly called and held at the office of said company on the 12TH DAY OF NOVEMBER 1997, at which meeting all directors were present and voting; that said resolution appears in the minutes of said meeting, and that the same has not been rescinded or modified and is now in full force and effect.

I further certify that said corporation is duly organized and existing, and has the power to take the action called for by the foregoing resolution.

                                               /s/ Stuart M. Cable, Secretary

                      FIRST AUTHORIZATION FOR ESCROW AGENT
                            TO RELEASE CERTAIN FUNDS

     Agreement is hereby made this day of November, 1997, by, between and among T Cell Sciences, Inc. ("TCS"), T Cell Diagnostics, Inc. ("TCD"), (hereinafter collectively referred to as "T Cell"), Forest City 38 Sidney Street, Inc. ("FC38S"), Forest City Commercial Management, Inc., as successor-in-interest to Forest City Management, Inc. ("FCM"), (hereinafter collectively referred to as "Forest City"), and PNC Bank, National Association (hereinafter referred to as "PNC").
     WHEREAS, T Cell and Forest City (and an affiliate) are in a dispute described in the pleadings filed in a civil action styled T Cell Sciences, Inc. and T Cell Diagnostics, Inc. v. Forest City 38 Sidney Street, Inc. and Forest City Management, Inc., et al., Middlesex Superior Court Civil Action No.94-6670 (hereinafter referred to as "the Middlesex Action"); and
     WHEREAS, T Cell, Forest City (and an affiliate) and PNC are in a dispute described in the pleadings filed in a civil action styled PNC Bank, N.A. v. T Cell Sciences, Inc. v. Forest City 38 Sidney Street, Inc.. Forest City Management, Inc., et al., Norfolk Superior Court Civil Action No.95-01499 (hereinafter referred to as "the Norfolk Action"); and
     WHEREAS, in May of 1995, TCS, FCM and PNC entered into an agreement entitled "Escrow Agreement" (hereinafter referred to as "the Letter of Credit Escrow Agreement"), to which Massery, Gillis & Guiney (hereinafter referred to as "Escrow Agent") was a signatory as Escrow Agent. (A copy of the Letter of Credit Escrow Agreement is attached hereto as Exhibit "A".); and
     WHEREAS, T Cell, Forest City and PNC have agreed to resolve their differences with respect to the Middlesex Action and the Norfolk Action.
     NOW THEREFORE, the parties agree as follows:
     1. Upon the execution of this First Authorization For Escrow Agent To Release Certain Funds and pursuant to Paragraph No.3 of the Letter of Credit Escrow Agreement, the Escrow Agent is hereby authorized to release and otherwise disburse the Funds, as that term is defined and used in the Letter of Credit Escrow Agreement, and the interest earned thereon, to Forest City or its designee and the Escrow Agent is further authorized to take all necessary steps to close the escrow account established by the Letter of Credit Escrow Agreement.

T CELL SCIENCES, INC.

By: _________________________________

Title:   ______________________________
Dated: _______________________________



FOREST CITY COMMERCIAL MANAGEMENT, INC.
(as successor in interest to Forest City Management, Inc.)

By: _________________________________

Title:   ______________________________
Dated: _______________________________



PNC BANK, NATIONAL ASSOCIATION

By: _________________________________

Title:   ______________________________
Dated: _______________________________

                      SECOND AUTHORIZATION FOR ESCROW AGENT
                            TO RELEASE CERTAIN FUNDS

     Agreement is hereby made this day __ of November 1997, by, between and among T Cell Sciences, Inc. and T Cell Diagnostics, Inc. (hereinafter collectively referred to as "T Cell") and Forest City 38 Sidney Street, Inc. and Forest City Commercial Management, Inc.. as successor-in-interest to Forest City Management, Inc. (hereinafter collectively referred to as "Forest City").
     WHEREAS, T Cell and Forest City (and an affiliate) are in a dispute described in the pleadings filed in a civil action styled T Cell Sciences, Inc. and T Cell Diagnostics, Inc. v. Forest City 38 Sidney Street, Inc. and Forest City Management, Inc., et al., Middlesex Superior Court Civil Action No.94-6670 (hereinafter referred to as "the Litigation"); and
     WHEREAS, on October 20, 1995, T Cell and Forest City entered into an agreement entitled "Stipulation Concerning Damages, Agreement To Transfer Ownership Rights and Escrow Agreement" (hereinafter referred to as "the Equipment Escrow Agreement") to which Massery, Gillis & Guiney (hereinafter referred to as "Escrow Agent") was a signatory as Escrow Agent. (A copy of the Equipment Escrow Agreement is attached hereto as Exhibit "A"); and
     WHEREAS, T Cell and Forest City have agreed to resolve their differences with respect to the Litigation.
     NOW, THEREFORE, the parties agree as follows:
     1. Upon the execution of this Second Authorization For Escrow Agent To Release Certain Funds and pursuant to Paragraph No.9 of the Equipment Escrow Agreement, the Escrow Agent is hereby authorized to release and otherwise disburse the Funds. as that term is defined and used in the Equipment Escrow Agreement, to Forest City or its designee and is further authorized to take all necessary steps to close the escrow account established by the Equipment Escrow Agreement.

T CELL SCIENCES, INC.                 FOREST CITY 38 SIDNEY STREET, INC.

By: _______________________           By: _______________________

     Title: _______________                Title: _______________
     Dated: _______________                Dated: _______________

T CELL DIAGNOSTICS, INC.              FOREST CITY COMMERCIAL MANAGEMENT,
                                      INC.  (as successor-in-interest to Forest
                                      City Management, Inc.)

By: _______________________           By: _______________________

     Title: _______________                Title: _______________
     Dated: _______________                Dated: _______________

                                  BILL OF SALE

      This Bill of Sale is entered into this 17th day of November, 1997 by and among T Cell Sciences, Inc. and T Cell Diagnostics, Inc., both of which are Delaware corporations having a principal place of business at 119 Fourth Avenue, Needham, Massachusetts, (jointly, "T Cell"), and Forest City 38 Sidney Street, Inc., an Ohio corporation having a principal place of business at 1100 Terminal Tower, Cleveland, Ohio, 44113 ("Forest City").

                              W I T N E S S E T H:

      WHEREAS, T Cell desires to transfer and assign to Forest City 38 Sidney Street, Inc. all of the personal property, equipment and appurtenances listed on
Schedule I hereto (the "Assets"), and Forest City 38 Sidney Street, Inc. desires to accept the sale, transfer, conveyance, assignment and delivery thereof;

      NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and in a Settlement Agreement dated November 14, 1997 by and among T Cell, Forest City 38 Sidney Street, Inc.; Forest City Commercial Management, Inc.; and Forest City Enterprises, Inc., and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, T Cell hereby irrevocably sells, transfers, conveys, assigns and delivers to Forest City 38 Sidney Street, Inc., free and clear of all liens, restrictions and encumbrances, all of T Cell's right, title and interest in, to and under the Assets, to have and to hold the same unto Forest City 38 Sidney Street, Inc., its successors and assigns, forever.

      Forest City 38 Sidney Street, Inc. hereby accepts the sale, transfer, conveyance, assignment and delivery of the Assets.

      The parties agree that Assets hereby conveyed by T Cell to Forest City 38 Sidney Street, Inc. hereunder are sold, transferred, conveyed, assigned, delivered AS IS and WHERE IS, in used condition, and T Cell makes no other warranties or representations whatsoever, whether express or implied, with respect to those Assets.

      This Bill of Sale may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instruments.

      This Bill of Sale shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without giving effect to the conflicts of laws principles thereof, except that if it is necessary in any other jurisdiction to have the law of such other jurisdiction govern this Bill of Sale in order for this Bill of Sale to be effective in any respect, then the laws of such other jurisdiction shall govern this Bill of Sale to such extent.

      IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this Bill of Sale on the day and year first above written.

                                    T CELL SCIENCES, INC.


                                    By:
                                          ------------------------------
                                          Una S. Ryan
                                          President

                                    T CELL DIAGNOSTICS, INC.


                                    By:
                                          -----------------------------
                                          Una S. Ryan
                                          Director

                                    FOREST CITY 38 SIDNEY STREET, INC.


                                    By:
                                          ----------------------------
                                          Name:
                                          Title:

                                   Schedule I

             List of Personal Property, Equipment and Appurtenances

      All case work, machinery and equipment owned by T Cell Sciences, Inc. and its affiliates ("T Cell") and currently located on the third, fourth and fifth floors of the laboratory and office space formerly occupied by T Cell at 38 Sidney Street, Cambridge, Massachusetts, including but not necessarily limited to any and all of the following items, with all appurtenances thereto.

      -     laboratory benches;
      -     fume hoods;
      -     acid neutralization system;
      -     kitchen cabinets;
      -     darkroom sink and door;
      -     modular furniture;
      -     laboratory faucets and sinks;
      -     CO2 and vacuum system;
      -     compressed air system;
      -     hot water heater;
      -     animal facility equipment and cage washer;
      -     energy control system; - booster pump system;
      -     (1) 2.5 h.p. Copco air compressor;
      -     (1) Hood (formerly located in Room 537);
      -     (1) Autoclave (formerly located in Room 556);
      -     (1) Laboratory Washer (formerly located in Room 556);
      -     (1) Large Washer (formerly located in Room 556); and
      -     (1) D.M.T. Motor Generator Series III.

                                     RELEASE

      AND NOW, this _____ day of November, 1997, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to resolve disputed claims by settlement and without the expense, uncertainty and risks of further litigation, PNC Bank, N.A. hereby irrevocably releases and forever discharges T Cell Sciences, Inc. and T Cell Diagnostics, Inc., their subsidiaries, affiliates, predecessors and successors, and their respective past, present and future officers, directors, stockholders, employees, agents, attorneys, representatives, successors and assigns (collectively, "T Cell"), from any and all claims, actions, causes of action, contracts, demands, debts or obligations of any kind for damages, costs, expenses, fees, payments or any other kind of liability, whether known or unknown, which PNC has ever had or may now have against T Cell, including but not limited to all claims that arise out of T Cell's lease of space at 38 Sidney Street, Cambridge, Massachusetts, and/or the so-called "Tri-Party Agreement," dated June 30, 1988, between and among T Cell, Forest City 38 Sidney Street, Inc., and PNC, and including but not limited to all claims that were or could have been asserted in the litigation styled PNC Bank, N.A. v. T Cell Sciences, Inc., Civil Action No. 95-1499 (Norfolk County Superior Court).

      IN WITNESS WHEREOF, PNC has executed this Release under seal, by its duly authorized representative.

                              PNC BANK, N.A.


                              By:
                                         -------------------------------
                                         Name

                                         ------------------------------
                                         Title

                              Witness:
                                         ------------------------------

                          COMMONWEALTH OF MASSACHUSETTS

MIDDLESEX, SS.                                       SUPERIOR COURT
                                                     CIVIL ACTION NO. 94-6670


--------------------------------------------------------
T CELL SCIENCES, INC. and T CELL                        )
DIAGNOSTICS, INC.,                                      )
                                                        )
                  Plaintiffs,                           )
                                                        )
         v.                                             )
                                                        )
FOREST CITY ENTERPRISES, INC.,                          )
FOREST CITY 38 SIDNEY STREET, INC.                      )
and FOREST CITY MANAGEMENT, INC.,                       )
                                                        )
                  Defendants,                           )
                                                        )
         and                                            )
                                                        )
FEDERAL INSURANCE COMPANY,                              )
                                                        )
                  Intervenor.                           )
                                                        )
--------------------------------------------------------

                            STIPULATION OF DISMISSAL


     Pursuant to Mass. R. Civ. P. 41(a)(1), all parties to the above-captioned matter, by their counsel, stipulate to the voluntary dismissal of the above-captioned action, with prejudice, each party to bear its own costs, and all rights of appeal waived.

                                        T CELL SCIENCES, INC. and T CELL
                                        DIAGNOSTICS, INC.

                                        By their attorneys,


                                        ________________________________________
                                        Marjorie Sommer Cooke (BBO
                                        #097800) Barbara Gruenthal
                                        (BBO #544209) COOKE, CLANCY
                                        & GRUENTHAL 150 Federal
                                        Street Boston, MA 02110
                                        (617) 428-6800

                                        -and-

                                        FOREST CITY ENTERPRISES, INC.,
                                        FOREST CITY 38 SIDNEY STREET, INC. and
                                        FOREST CITY MANAGEMENT, INC.

                                        By their attorneys,


                                        ________________________________________
                                        Louis N. Massery (BBO #323920)
                                        Thomas G. Guiney (BBO #544421)
                                        MASSERY, GILLIS & GUINEY
                                        101 Merrimac Street
                                        Boston, MA  02114
                                        (617) 523-1125

                                        -and-

                                        FEDERAL INSURANCE COMPANY

                                        By its attorneys,


                                        ________________________________________
                                        Thomas W. Porter, Jr. (BBO #403560)
                                        Robert P. Powers (BBO #544691)
                                        MELICK & PORTER
                                        One Joy Street
                                        Boston, MA  02108
                                        (617) 523-6200
DATED: November , 1997

                          COMMONWEALTH OF MASSACHUSETTS

NORFOLK, SS                                            SUPERIOR COURT
                                                       CIVIL ACTION NO. 95-01499


--------------------------------------------------------
PNC BANK, N.A.,                                         )
                                                        )
                  Plaintiff,                            )
                                                        )
         v.                                             )
                                                        )
T CELL SCIENCES, INC.,                                  )
                                                        )
                  Defendant,                            )
                                                        )
         v.                                             )
                                                        )
FOREST CITY ENTERPRISES, INC.,                          )
FOREST CITY 38 SIDNEY STREET, INC.                      )
and FOREST CITY MANAGEMENT, INC.,                       )
                                                        )
                  Third-Party Defendants.               )
                                                        )
--------------------------------------------------------



                            STIPULATION OF DISMISSAL


     Pursuant to Mass. R. Civ. P. 41(a)(1), all parties to the above-captioned matter, by their counsel, stipulate to the voluntary dismissal of the above-captioned action, with prejudice, each party to bear its own costs, and all rights of appeal waived.

                                 PNC BANK, N.A.,

                                 By its attorneys,


                                 Robert K. Gad, III (BBO #182160)
                                 David R. Baron (BBO #561020)
                                 ROPES & GRAY
                                 One International Place
                                 Boston, MA  02110
                                 (617) 951-7000

                                 -and-

                                 T CELL SCIENCES, INC.

                                 By its attorneys,

                                 _______________________________________________
                                 Marjorie Sommer Cooke (BBO
                                 #097800) Barbara Gruenthal
                                 (BBO #544209) COOKE, CLANCY
                                 & GRUENTHAL 150 Federal
                                 Street Boston, MA 02110
                                 (617) 428-6800

                                 -and-

                                 FOREST CITY ENTERPRISES, INC.,
                                 FOREST CITY 38 SIDNEY STREET, INC. and
                                 FOREST CITY MANAGEMENT, INC.

                                 By their attorneys,

                                 _______________________________________________
                                 Louis N. Massery (BBO
                                 #323920) Thomas G. Guiney
                                 (BBO #544421) MASSERY,
                                 GILLIS & GUINEY 101 Merrimac
                                 Street Boston, MA 02114
DATED:   November __ 1997        (617) 523-1125